--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                           MANAGEMENT CONSULTING AGREEMENT

                                     by and among

                            COMPASS AEROSPACE CORPORATION

                             DUNHILL BANK CARIBBEAN LTD.

                                         and

                              HAYES CAPITAL CORPORATION


                            Dated as of November __, 1997



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  TABLE OF CONTENTS

ARTICLE I
     RIGHTS AND OBLIGATIONS OF COMPASS AEROSPACE . . . . . ..1
     1.1  Rights . . . . . . . . . . . . . . . . . . . . . ..1
     1.2  Duties . . . . . . . . . . . . . . . . . . . . . ..1

ARTICLE II
     SERVICES OF CONSULTANTS . . . . . . . . . . . . . . . ..2
     2.1  Engagement of Services . . . . . . . . . . . . . ..2
     2.2  Duties . . . . . . . . . . . . . . . . . . . . . ..2

ARTICLE III
     COMPENSATION OF CONSULTANTS . . . . . . . . . . . . . ..2
     3.1  Consulting Fee . . . . . . . . . . . . . . . . . ..2
     3.2  Withholding. . . . . . . . . . . . . . . . . . . ..3
     3.3  Expenses . . . . . . . . . . . . . . . . . . . . ..3
     3.4  Dispute Mechanism. . . . . . . . . . . . . . . . ..3

ARTICLE IV
     TERM OF AGREEMENT . . . . . . . . . . . . . . . . . . ..4
     4.1  Term . . . . . . . . . . . . . . . . . . . . . . ..4
     4.2  Termination. . . . . . . . . . . . . . . . . . . ..4

ARTICLE V
     INDEMNIFICATIONS AND LIMITATION OF LIABILITY. . . . . ..4
     5.1  Indemnification of Consultants . . . . . . . . . ..4
     5.2  Limitation of Liability. . . . . . . . . . . . . ..4
     5.3  Indemnification of Compass Aerospace . . . . . . ..4

ARTICLE VI
     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . ..5
     6.1  No Partnership or Joint Venture. . . . . . . . . ..5
     6.2  Assignment . . . . . . . . . . . . . . . . . . . ..5
     6.3  Notices. . . . . . . . . . . . . . . . . . . . . ..5
     6.4  Force Majeure. . . . . . . . . . . . . . . . . . ..6
     6.5  Severability . . . . . . . . . . . . . . . . . . ..6
     6.6  Entire Agreement, Modification . . . . . . . . . ..6
     6.7  Governing Law. . . . . . . . . . . . . . . . . . ..6
     6.8  Binding Effect . . . . . . . . . . . . . . . . . ..6
     6.9  Counterparts . . . . . . . . . . . . . . . . . . ..6


     THIS MANAGEMENT CONSULTING AGREEMENT ("Agreement") is dated as of November __, 1997 by and among Compass Aerospace Corporation, a Delaware corporation ("Compass Aerospace"), Dunhill Bank Caribbean Ltd., a Barbados bank ("Dunhill"), and Hayes Capital Corporation, a Delaware corporation ("Hayes") (Hayes and Dunhill collectively, the "Consultants").


                                 W I T N E S S E T H:

     WHEREAS, Compass Aerospace has acquired or anticipates acquiring the stock or assets of certain companies engaged in operations in the aerospace industry, which Compass Aerospace intends to own and operate through certain subsidiary entities (the operations shall be referred to as the "Aerospace Operations" and each subsidiary entity comprising the Aerospace Operations shall be referred to as an "Aerospace Entity");

     WHEREAS, Consultants have an expertise in acquiring and operating companies and in developing strategic plans for growth, acquisition, divestiture and future capitalization of such companies; and

     WHEREAS, Compass Aerospace desires Consultants to provide management advice with respect to its own day-to-day operations and its Aerospace Operations, as well as to assist Compass Aerospace in developing strategic plans for future acquisitions, divestitures and investments.

     NOW, THEREFORE, for and in consideration of the premises and mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                      ARTICLE I

                     RIGHTS AND OBLIGATIONS OF COMPASS AEROSPACE

     1.1 RIGHTS. Compass Aerospace, through its duly appointed officers and directors, shall have the right to consult with the Consultants, from time to time, as may be necessary or desirable on matters related to its day-to-day operations and those of the Aerospace Entities, including, without limitation, management decisions made in the ordinary course (all of the preceding activities referred to herein as the "Ordinary Course Activities") and related to planning, budgeting and implementing strategic growth plans, future acquisitions, divestitures and investments, and any financing, refinancing and capital market transactions related to the growth plans (all of the preceding activities referred to herein as the "Strategic Activities").

     1.2 DUTIES. Compass Aerospace, through its duly appointed officers and directors, shall be obligated to afford Consultants access to its operations and records and to those of its Aerospace Operations to the extent necessary or relevant to Consultants' services hereunder.

                                      ARTICLE II

                               SERVICES OF CONSULTANTS

     2.1 ENGAGEMENT OF SERVICES. Compass Aerospace hereby engages Consultants to render advice and assistance, from time to time, as requested by Compass Aerospace. Dunhill is hereby engaged to render services related to the Strategic Activities, and Hayes is hereby engaged to render services related to the Ordinary Course Activities and all such other services or duties as may require advice or assistance to be rendered in the United States.

     2.2 DUTIES. Consultants shall provide the consulting services as set forth in Section 2.1 and shall make available to Compass Aerospace sufficient personnel and other support services as may be necessary or desirable to carry out their respective obligations hereunder. Dunhill hereby covenants and agrees that in rendering the services required of it hereunder, Dunhill (a) will not render any services in the United States and (b) will render services only at its own facilities, using its own personnel at its offices in Barbados or at such other locations outside of the United States as Dunhill deems appropriate. Consultants shall perform all tasks necessary and appurtenant to the engagement of their services under Section 2.1 hereof but do not guarantee or warrant any particular financial or operational results. Consultants shall each separately prepare and submit to Compass Aerospace on a quarterly basis, or more frequently as requested by Compass Aerospace, an expense budget that estimates all
(x) reimbursable expenses anticipated to be incurred by the Consultant on behalf of Compass Aerospace or any Aerospace Entity, and (y) nonreimbursable expenses anticipated to be incurred by Compass Aerospace or any Aerospace Entity at the recommendation of the Consultant, both for the next preceding calendar quarter.

                                     ARTICLE III

                             COMPENSATION OF CONSULTANTS

     3.1 CONSULTING FEE. Consultants shall be paid, as compensation for the services of the Consultants hereunder, a fee (the "Consulting Fee") which in the aggregate shall be equal to four percent (4%) of EBITDA. For purposes of this Agreement, "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization of Compass Aerospace on a consolidated basis as shown in its quarterly financial statements, as prepared by Compass Aerospace, and in its annual financial statements, as prepared by a nationally-recognized accounting firm as selected by Compass Aerospace, and all as prepared under generally accepted accounting principles of the United States. The aggregate fee shall be payable eighty percent (80%) to Dunhill for its services hereunder, and twenty percent (20%) to Hayes for its services hereunder. Such Consulting Fee shall be paid quarterly (in arrears), and shall be due and payable on or before the first day of each February, May, July and October during the term of this Agreement; PROVIDED, HOWEVER, that in the event this Agreement is terminated in accordance with Article IV hereof as of a date that is not the last day of a quarter, such Consulting Fee shall be prorated on a daily basis and between the Consultants pro rata based upon their percentages as set forth in this Section 3.1, and any excess amount shall be applied against any amounts owed under Section 3.3 or refunded, as determined by Compass Aerospace in its sole discretion, AND PROVIDED, HOWEVER, that such Consulting Fee shall be subject to Compass Aerospace's right of offset as provided in Section 3.2.

     3.2 WITHHOLDING. Compass Aerospace is authorized to withhold from payments of the Consulting Fee or any other payments made to Consultants and to pay over to any federal, state and local government or any foreign government, any amounts required to be so withheld pursuant to the Internal Revenue Code of 1986, as may be amended (the "Code"), or any provisions of any other federal, state or local law or any foreign law; PROVIDED, HOWEVER, that should the withholding apply only to one Consultant and not the other, the withholding shall be made only out of the portion payable to the party on whom withholding is required, and the other Consultant shall be paid the gross Consulting Fee or other payment to which it is entitled. All amounts withheld or paid over pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment to a Consultant shall be treated, for all purposes under this Agreement, as amounts paid to that Consultant with respect to which such amount was withheld pursuant to this
Section 3.2. If the amount required to be paid over exceeds the current payment to which that Consultant is entitled under Section 3.1, the amount of the excess shall be treated as a loan by Compass Aerospace to that Consultant, and that loan shall be repayable in full, with interest as determined below, within thirty (30) days of the remittance of the taxes to the proper taxing authorities. Compass Aerospace shall specifically have the right to offset and to apply any Consulting Fees due and payable to a Consultant hereunder against any amounts owing as a loan to that Consultant from Compass Aerospace under this Section 3.2. The loan shall bear interest from the date of the remittance to the date of payment at the rate of interest equal to the lesser of (a) ten percent (10.0%) per annum (compounded annually and computed on the basis of a 365/366 day year), or (b) the maximum interest rate permitted by applicable law.

     3.3 EXPENSES. Consultants may incur obligations or expenses for the account of and on behalf of Compass Aerospace, itself, or for any Aerospace Entity. Each Consultant will receive reimbursements directly from Compass Aerospace equal to all costs incurred by that Consultant which are directly related to and for the benefit of Compass Aerospace or any Aerospace Entity which shall include, but not be limited to, salaries, travel expenses, legal expenses, and the cost of outside consultants. Each Consultant's expense budgets shall be periodically reviewed and compared to actual charges incurred hereunder, as provided in Section 2.2.

     3.4 DISPUTE MECHANISM. Any disputes that may arise over expenses incurred by Consultants on behalf of Compass Aerospace or any Aerospace Entity or reimbursement thereof, shall be resolved by a committee composed of three (3) members (the "Committee"). The powers of the Committee shall be limited to resolution of expense reimbursement disputes as provided hereunder and those actions necessary or desirable to implement any agreed resolution thereof. One member of the Committee shall be appointed by Compass Aerospace from among its officers, one shall be appointed by Dunhill from among its officers, and the last shall be appointed by Hayes from among its officers. The Committee members shall serve indefinite terms, and each can be removed by its respective appointing authority with or without cause. Each member shall have one vote, and any resolution shall be approved by majority vote. Compass Aerospace and Consultants shall be bound by the Committee's determination as to the resolution of fee disputes.

                                      ARTICLE IV

                                  TERM OF AGREEMENT

     4.1 TERM. This Agreement shall commence on the date first written above and shall continue until the end of business on November ___, 2003, on which date this Agreement shall automatically renew on the same terms for multiple, subsequent one year terms unless and until terminated as of the end of the then existing term by any party providing written notice to the other parties on or before ninety (90) days prior to the end of the then existing term.

     4.2 TERMINATION. This Agreement shall terminate on the earlier of (a) the date that is the last day of the then existing term during which notice was provided as specified in Section 4.1, or (b) the date determined by the mutual written agreement of the parties hereto.

                                      ARTICLE V

                     INDEMNIFICATIONS AND LIMITATION OF LIABILITY

     5.1 INDEMNIFICATION OF CONSULTANTS. Consultants shall not be liable for decisions or actions taken by them in their good faith exercise of business judgment in carrying out their respective powers or duties pursuant to this Agreement, even if harm, damage or loss may result thereby to Compass Aerospace, any Aerospace Entity, their affiliates, directors, officers, employees, or agents. Compass Aerospace agrees to indemnify and hold harmless Consultants, their respective directors, officers, employees and subcontractors for any claim, loss, damage, liability, cost or fees related to, or arising in connection with, any act or failure to act by Consultants, their respective directors, officers, employees or subcontractors under the terms of this Agreement, except for matters determined by a court of competent jurisdiction to have been caused by willful misconduct. This indemnity by Compass Aerospace shall survive termination of this Agreement.

     5.2 LIMITATION OF LIABILITY. Consultants shall not be liable to Compass Aerospace for any debts, losses or obligations incurred directly by Compass Aerospace or any Aerospace Entity, or to any creditor of Compass Aerospace for any products, materials, supplies or services purchased directly by Compass Aerospace or any Aerospace Entity during the term of this Agreement. In no event shall Consultants have any liability for special, indirect, incidental or other consequential damages.

     5.3 INDEMNIFICATION OF COMPASS AEROSPACE. Each Consultant agrees to indemnify and hold harmless Compass Aerospace, its directors, officers and employees for any claim, loss, damage, liability, cost or fees related to, or arising in connection with, any withholding obligation or any federal, state, local or foreign income tax, interest and penalties incurred by Compass Aerospace as a result of services performed by that Consultant. This indemnity by the Consultants shall survive termination of this Agreement.


                                      ARTICLE VI

                                    MISCELLANEOUS

     6.1 NO PARTNERSHIP OR JOINT VENTURE. Nothing in this Agreement shall be deemed or be construed to create a partnership or joint venture between Compass Aerospace and Consultants or to cause Consultants to be responsible in any way for the debts or obligations of Compass Aerospace or any other party, it being the intention of the parties that the only relationship hereunder is that of independent contractors, and Consultants shall not represent to anyone that their relationship to Compass Aerospace is other than that set forth herein.

     6.2 ASSIGNMENT. No party shall have the right to assign, transfer or convey any of its right, title or interest hereunder, or to delegate any of the obligations or duties required to be kept and performed by it hereunder, without the prior written consent of all of the parties hereto.

     6.3 NOTICES. All notices, demands, consents, approvals and requests given by any party to the others hereunder shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, to the parties at the following addresses, or to addresses as might be provided in writing from time to time by the parties:

                    IF TO COMPASS AEROSPACE:

                    Compass Aerospace Corporation
                    2029 Century Park East
                    Suite 1112
                    Los Angeles, CA  90067

                    Attention: Douglas M. Hayes

                    IF TO DUNHILL:

                    Dunhill Bank Caribbean Ltd.
                    Unit 2 [Marlane]
                    Poui Avenue
                    Sunset Crest, St. James
                    Barbados, West Indies

                    Attention:  William Steen

                    IF TO HAYES:

                    Hayes Capital Corporation
                    2029 Century Park East
                    Suite 1112
                    Los Angeles, CA  90067

                    Attention: Douglas M. Hayes

     6.4 FORCE MAJEURE. If Consultants are rendered unable, wholly or in part, by force majeure to carry out their obligations under this Agreement, Consultants shall give to Compass Aerospace prompt written notice of such fact, and thereupon the obligations of Consultants, as far as they are effected by the force majeure, shall be suspended during, but not longer than, the continuance of the force majeure. The term "force majeure" as used herein shall include an act of God, civil commotion, enemy action, strike, lock-out, fire, storm, hurricane, earthquake, flood, explosion or other casualty, unavailability of equipment, severe dysfunction of the economy, or other cause, whether of the kind specifically mentioned above or otherwise, which is not reasonably within the control of Consultants.

     6.5 SEVERABILITY. If any term or provision of this Agreement shall be invalid, void or unenforceable under or prohibited by applicable law, for any reason, then such term or provision shall be invalid or prohibited only to the extent of such invalidity or prohibition, without invalidating, prohibiting, impairing or otherwise affecting the remainder of such term or provision or the remaining terms or provisions of this Agreement or the enforcement thereof.

     6.6 ENTIRE AGREEMENT, MODIFICATION. This Agreement contains the entire agreement between the parties hereto with respect to the matters herein contained, and any agreement hereafter made shall be ineffective to effect any change or modification in whole or in part, unless such agreement is in writing and signed by the party against whom enforcement of the change or modification is sought.

     6.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Delaware.

     6.8 BINDING EFFECT. This Agreement and all the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     6.9 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed by their authorized representatives effective as of the day and year first written above.


                              COMPASS AEROSPACE :

                              Compass Aerospace Corporation,
                              a Delaware corporation

                              By: /s/ Douglas M. Hayes
                                 --------------------------------
                              Name:  Douglas M. Hayes
                              Title:  Chairman of the Board


                              DUNHILL:

                              Dunhill Bank Caribbean, Ltd,
                              a Barbados bank

                              By: /s/ William Steen
                                 ----------------------------------
                              Name:  William Steen
                              Title:  President


                              HAYES CAPITAL CORPORATION:

                              By: /s/ Douglas M. Hayes
                                 ----------------------------------
                              Name:  Douglas M. Hayes
                              Title:  President

                                   AMENDMENT NO. 1



     Reference is made to that certain Management Consulting Agreement, dated November 26, 1997, by and among Compass Aerospace Corporation, Dunhill Bank Caribbean Ltd. and Hayes Capital Corporation (the "Agreement"). Capitalized terms used without definition herein shall have the meanings given to them in the Agreement.

     The parties thereto desire to amend the Agreement as described below, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Section 3.1 of the Agreement is amended in its entirety to read as follows:

     Consultants shall be paid, as compensation for the services of the Consultants hereunder, a fee (the "Consulting Fee") which in the aggregate shall be equal to $200,000 plus one and one-half percent (1 1/2%) of EBITDA. For purposes of this Agreement, "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization of Compass Aerospace on a consolidated basis as shown in its quarterly financial statements, as prepared by Compass Aerospace, and in its annual financial statements, as prepared by a nationally-recognized accounting firm as selected by Compass Aerospace, and all as prepared under generally accepted accounting principles of the United States. The aggregate fee shall be payable fifty percent (50%) to Dunhill for its services hereunder, and fifty percent (50%) to Hayes for its services hereunder. Such Consulting Fee shall be paid quarterly (in arrears), and shall be due and payable on or before the first day of each February, May, July and October during the term of this Agreement; PROVIDED, HOWEVER, that in the event this Agreement is terminated in accordance with Article IV hereof as of a date that is not the last day of a quarter, such Consulting Fee shall be prorated on a daily basis and between the Consultants pro rata based upon their percentages as set forth in this Section 3.1, and any excess amount shall be applied against any amounts owed under Section 3.3 or refunded, as determined by Compass Aerospace in its sole discretion, AND PROVIDED, HOWEVER, that such Consulting Fee shall be subject to Compass Aerospace's right of offset as provided in Section 3.2.

     2. NO FURTHER AMENDMENT. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect without further modification except as expressly provided in the Agreement. All unmodified provisions of the Agreement are expressly incorporated into this Amendment by this reference.

     3. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Amendment No. 1 has been duly executed by the parties as of the 9th day of March, 1998.

                                   COMPASS AEROSPACE:

                                   Compass Aerospace Corporation,
                                   a Delaware corporation



                                   By: /s/ Douglas M. Hayes
                                      ----------------------------
                                   Name:  Douglas M. Hayes
                                   Title:  Chairman of the Board


                                   DUNHILL:

                                   Dunhill Bank Caribbean, Ltd.,
                                   a Barbados bank


                                   By: /s/ William Steen
                                      -----------------------------
                                   Name:  William Steen
                                   Title:  President


                                   HAYES CAPITAL CORPORATION:

                                   Hayes Capital Corporation,
                                   a Delaware corporation



                                   By: /s/ Douglas M. Hayes
                                       -----------------------------
                                   Name:  Douglas M. Hayes
                                   Title:  President

                                   AMENDMENT NO. 2



     Reference is made to that certain Management Consulting Agreement, dated November 26, 1997, by and among Compass Aerospace Corporation ("Compass Aerospace"), Dunhill Bank Caribbean Ltd. ("Dunhill") and Hayes Capital Corporation ("Hayes"), as amended March 9, 1998 (the "Agreement"). Capitalized terms used without definition herein shall have the meanings given to them in the Agreement.

     The parties thereto desire to amend the Agreement as described below, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. The Agreement is amended by the addition of Section 3.5 which reads in its entirety as follows:

     "3.5 Dunhill and Hayes acknowledge and agree:

          (i) that the Consulting Fee shall not be payable if and to the extent prohibited by the terms of (a) that certain Revolving Credit Agreement dated as of April 14, 1998 ("Revolving Credit Agreement"), by and among Compass Aerospace as borrower, BankBoston, N.A. as lender, BankBoston, N.A., a national banking association, and any other lending institutions that may become lenders thereunder (the "Lenders"), BankBoston, N.A., as administrative agent for the Lenders, DLJ Capital Funding, Inc., as documentation agent for the Lenders, and BancBoston Securities, Inc. as Arranger, (b) that certain Indenture by and among Compass Aerospace and IBJ Schroder Bank & Trust Company as Trustee, relating to the issuance and sale of an aggregate of $100,000,000 in senior subordinated notes ("Indenture"), or (c) any agreement, instrument, or document executed by Compass Aerospace in connection with an amendment or modification of the Revolving Credit Agreement or the Indenture or any refinancing of the obligations described in the Revolving Credit Agreement or the Indenture;

          (ii) the terms and conditions of the Revolving Credit Agreement and the Indenture prohibit payment of the Consulting Fee after the occurrence and during the continuation of an Event of Default, and Dunhill and Hayes agree to be bound by such terms and conditions;

          (iii) Compass Aerospace may, from time to time, agree to modifications and amendments to the Revolving Credit Agreement, Indenture, and any related documents, agreements, and instruments without impairing or effecting the provisions of this Section 3.5, and Dunhill and Hayes acknowledge that such modifications and amendments may, among other things, result in further restrictions of the payment of the Consulting Fee; and

          (iv) if any bankruptcy or other insolvency proceeding is commenced by or against Compass Aerospace, no further payments of the Consulting Fee shall be made unless and until all (a) "Obligations" have been paid in full under the Revolving Credit Agreement and the Indenture, and (b) other obligations owing in connection with any refinancing of such Obligations have been paid in full."

     2. NO FURTHER AMENDMENT. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect without further modification except as expressly provided in the Agreement. All unmodified provisions of the Agreement are expressly incorporated into this Amendment by this reference.

     3. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute but one and the same instrument.

                             [signatures on next page)

     IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed by the parties as of the 14th day of April, 1998.

                                   COMPASS AEROSPACE:

                                   Compass Aerospace Corporation,
                                   a Delaware corporation



                                   By: /s/ Douglas M. Hayes
                                      ---------------------------
                                   Name:  Douglas M. Hayes
                                   Title:  Chairman of the Board


                                   DUNHILL:

                                   Dunhill Bank Caribbean, Ltd.,
                                   a Barbados bank


                                   By:/s/ William Steen
                                      ----------------------------
                                   Name:  William Steen
                                   Title:  President


                                   HAYES CAPITAL CORPORATION:

                                   Hayes Capital Corporation,
                                   a Delaware corporation



                                   By: /s/ Douglas M. Hayes
                                      -------------------------------
                                   Name:  Douglas M. Hayes
                                   Title:  President

                                   AMENDMENT NO. 3


     Reference is made to that certain Management Consulting Agreement, dated November 26, 1997 (the "Agreement"), by and among Compass Aerospace Corporation ("Compass Aerospace"), Dunhill Bank Caribbean Ltd. ("Dunhill") and Hayes Capital Corporation ("Hayes"), as amended March 9, 1998 and as amended April 14, 1998. Capitalized terms used without definition herein shall have the meanings given to them in the Agreement.

     The parties thereto desire to amend the Agreement as described below, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Section 3.5 of the Agreement is amended by deleting 3.5(i)(a) and adding the following:

          (a) that certain Credit Agreement dated as of November 20, 1998 ("Revolving Credit Agreement"), by and among Compass Aerospace as borrower, the Lending Institutions listed therein as lenders (the "Lenders"), BankBoston, N.A., as administrative agent for the Lenders, and BancBoston Robertson Stephens, Inc. as Arranger.

     2. The fourth sentence of Section 3.1 of the Agreement is hereby amended by deleting the words "February, May, July and October" and inserting in their place "January, April, July and October."

     3. NO FURTHER AMENDMENT. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect without further modification except as expressly provided in the Agreement. All unmodified provisions of the Agreement are expressly incorporated into this Amendment by this reference.

     4. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which shall together constitute but one and the same instrument.

                             [signatures on next page)

     IN WITNESS WHEREOF, this Amendment No. 3 has been duly executed by the parties as of the ____ day of November, 1998.


                                   COMPASS AEROSPACE:

                                   Compass Aerospace Corporation,
                                   a Delaware corporation



                                   By: /s/ Douglas M. Hayes
                                      ---------------------------
                                   Name:  Douglas M. Hayes
                                   Title:  Chairman of the Board


                                   DUNHILL:

                                   Dunhill Bank Caribbean, Ltd.,
                                   a Barbados bank


                                   By: /s/ William Steen
                                      ----------------------------
                                   Name:  William Steen
                                   Title:   President


                                   HAYES CAPITAL CORPORATION:

                                   Hayes Capital Corporation,
                                   a Delaware corporation



                                   By: /s/ Douglas M. Hayes
                                       -----------------------------
                                   Name:  Douglas M. Hayes
                                   Title:  President



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